                                                                   EXHIBIT 10.28












                              NEW GRANCARE, INC.
                           1996 STOCK INCENTIVE PLAN

                              NEW GRANCARE, INC.
                           1996 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                          Page
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SECTION 1 DEFINITIONS...................................................   1
    1.1    Definitions..................................................   1

SECTION 2 THE STOCK INCENTIVE PLAN......................................   3
    2.1    Purpose of the Plan..........................................   3
    2.2    Stock Subject to the Plan....................................   4
    2.3    Administration of the Plan...................................   4
    2.4    Eligibility and Limits.......................................   4

SECTION 3 TERMS OF STOCK INCENTIVES.....................................   5
    3.1    Terms and Conditions of All Stock Incentives.................   5
    3.2    Terms and Conditions of Options..............................   6
           (a)    Option Price..........................................   6
           (b)    Option Term...........................................   6
           (c)    Payment...............................................   7
           (d)    Conditions to the Exercise of an Option...............   7
           (e)    Termination of Incentive Stock Option.................   7
           (f)    Special Provisions for Certain Substitute Options.....   7
    3.3    Terms and Conditions of Stock Appreciation Rights............   8
           (a)    Settlement............................................   8
           (b)    Conditions to Exercise................................   8
    3.4    Terms and Conditions of Stock Awards.........................   8
    3.5    Terms and Conditions of Dividend Equivalent Rights...........   9
           (a)   Payment................................................   9
           (b)   Conditions to Payment..................................   9
    3.6          Terms and Conditions of Phantom Shares.................   9
           (a)   Payment................................................   9
           (b)   Conditions to Payment..................................   9
    3.7          Treatment of Awards Upon Termination of Employment.....   9


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SECTION 4  RESTRICTIONS ON STOCK.......................................   10
    4.1    Escrow of Shares............................................   10
    4.2    Forfeiture of Shares........................................   10
    4.3    Restrictions on Transfer....................................   10

SECTION 5  GENERAL PROVISIONS..........................................   11

    5.1    Withholding.................................................   11
    5.2    Changes in Capitalization; Merger; Liquidation..............   11
    5.3    Cash Awards.................................................   12
    5.4    Compliance with Code........................................   12
    5.5    Right to Terminate Employment...............................   12
    5.6    Non-alienation of Benefits..................................   12
    5.7    Listing and Legal Compliance................................   13
    5.8    Termination and Amendment of the Plan.......................   13
    5.9    Stockholder Approval........................................   13
    5.10   Choice of Law...............................................   13
    5.11   Effective Date of Plan......................................   13

                              NEW GRANCARE, INC.
                           1996 STOCK INCENTIVE PLAN


                            SECTION 1  DEFINITIONS

     1.1  Definitions.  Whenever used herein, the masculine pronoun shall be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Affiliate" means (a) an entity that directly or through one or
               ---------
more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

          (b) "Board of Directors" means the board of directors of the Company.
               ------------------

          (c) "Change in Control" means the first to occur of the following
               -----------------
               events:

               (i) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) (the Company, all Subsidiaries, and such employee benefit plans and trustees acting as trustees being hereafter referred to as the "Company Group"), but including a `group' as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); provided that no Change of Control will occur as a result of an acquisition of stock by the Company Group which increases, proportionately, the stock representing the voting power of the Company beneficially owned by such Person above thirty percent (30%) of the voting power of the Company, and provided further that if such Person acquires beneficial ownership of stock representing more than thirty percent (30%) of the voting power of the Company by reason of share purchases by the Company Group, and after such share purchases by the Company Group acquires any additional shares representing voting power of the Company, then a Change of Control shall occur;

               (ii) the shareholders of the Company shall approve any merger or other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the merger; or

               (iii) within any 24-month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease

(for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company, provided that any director who was not a director as of the effective date of this Plan shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (iii); and provided further that any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means the Management Compensation Committee appointed
               ---------
by the Board of Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. (S) 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

           (f) "Company" means New GranCare, Inc., a Delaware corporation.
                -------

           (g) "Disability" has the same meaning as provided in the long-term
               ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

           (h) "Exchange Act" means the Securities Exchange Act of 1934, as
                                      ------------
amended from time to time.

           (i) "Fair Market Value" with regard to a date means the closing price
               -----------------
at which Stock shall have been sold on the last trading date prior to that date as reported by the National Association of Securities Dealers Automated Quotation System (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

           (j) "Option" means a non-qualified stock option or an incentive stock
                ------
 option.

           (k) "Over 10% Owner" means an individual who at the time an Incentive
                --------------
Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

           (l) "Participant" means an individual who receives a Stock Incentive
                -----------
 hereunder.

           (m) "Plan" means the New GranCare, Inc. 1996 Stock Incentive Plan.
                ----

           (n) "Stock" means the Company's common stock.
                -----

           (o) "Stock Incentive Agreement" means an agreement between the
                -------------------------
Company and a Participant or other documentation evidencing an award of a Stock Incentive.

           (p) "Stock Incentive Program" means a written program established by
                -----------------------
the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

           (q) "Stock Incentives" means, collectively, Dividend Equivalent
                ----------------
Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Shares, Stock Appreciation Rights and Stock Awards.

           (r) "Subsidiary" means any corporation (other than the Company) in an
                ----------
unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                      SECTION 2  THE STOCK INCENTIVE PLAN

     2.1  Purpose of the Plan.  The Plan is intended to (a) provide incentive to
          -------------------
officers and key employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

     2.2  Stock Subject to the Plan.  Subject to adjustment in accordance with
          -------------------------
Section 5.2, 1,500,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding under the Plan, Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.3  Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Committee. The Committee shall have full authority in its discretion to determine the officers and key employees of the Company or its Affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan; provided, however, that any award of a Stock Incentive to any employee who is also a member of the Board of Directors shall be approved by the majority of the "disinterested persons," as defined in Rule 16b-3 as promulgated under the Exchange Act, then serving as members of the Board of Directors, upon the recommendation of the Committee. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     2.4  Eligibility and Limits.  Stock Incentives may be granted only to
          ----------------------
officers, and key employees and consultants of the Company, or any Affiliate of the Company; provided, however, that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded shall be treated as non-qualified stock option(s). In no event shall any person be entitled to grants under the Plan in any calendar year in excess of 150,000 shares.

                     SECTION 3  TERMS OF STOCK INCENTIVES

     3.1  Terms and Conditions of All Stock Incentives.
          --------------------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan.

          (b) Each Stock Incentive shall either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program shall be subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan shall be null and void.

          (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive.

          (d) Each Stock Incentive Agreement or Stock Incentive Program may provide that, in the event of a Change in Control, the Stock Incentive shall be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by the National Association of Securities Dealers Automated Quotation System or any national securities exchange selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or ending on the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or ending on the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of a Stock Incentive shall be determined as follows:

                  (i) Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part;

                  (ii) Stock Awards and Phantom Shares shall be cashed out in an amount equal to the Change in Control Price with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive; and

                  (iii) Stock Appreciation Rights, Dividend Equivalent Rights and Performance Unit Awards shall be cashed out with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive and the amount of the cash out shall be determined by reference to the number of shares of Stock that would be required to pay the Participant in kind for the value of the Stock Incentive as of the date of the Change in Control multiplied by the Change in Control Price.

          (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

     3.2  Terms and Conditions of Options.  Each Option granted under the
          -------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an incentive stock option described in Code Section 422 or a non-qualified stock option, and the Option shall be clearly identified as to its status as an incentive stock option or a non-qualified stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

          (a) Option Price.  Subject to adjustment in accordance with Section
              ------------
5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement, but in no event shall it be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an incentive stock option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. The Exercise Price of an Option may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of or exchanged for a grant of a new Option having an Exercise Price below that of the Option which was surrendered or exchanged.

          (b) Option Term.  Any incentive stock option granted to a Participant
              -----------
who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any incentive stock option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Non-Qualified Stock Option shall be as specified in the applicable Stock Incentive Agreement.

          (c) Payment.  Payment for all shares of Stock purchased pursuant to
              -------
exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (ii) in a cashless exercise through a broker; or (iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Any such financing shall require the payment by the Participant of interest on the amount financed at a rate not less than the "applicable federal rate" under the Code. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d) Conditions to the Exercise of an Option.  Each Option granted
              ---------------------------------------
under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e) Termination of Incentive Stock Option.  With respect to an
              -------------------------------------
incentive stock option, in the event of termination of employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year shall be substituted for such three
(3) month period. For purposes of this Subsection (e), termination of employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f) Special Provisions for Certain Substitute Options.
              -------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such

Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3  Terms and Conditions of Stock Appreciation Rights.  Each Stock
          -------------------------------------------------
Appreciation Right granted under the Plan shall be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

          (a) Settlement.  Upon settlement of a Stock Appreciation Right, the
              ----------
Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Exercise.  Each Stock Appreciation Right granted
              ----------------------
under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4  Terms and Conditions of Stock Awards.  The number of shares of
          ------------------------------------
Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment. In no event shall Stock Awards made under the Plan exceed 300,000 shares of Stock, provided, however, that in the event that shares of Stock subject to Stock Awards are forfeited by a Participant such shares of Stock may again be subject to a new Stock Award under the Plan.

     3.5  Terms and Conditions of Dividend Equivalent Rights.  A Dividend
          --------------------------------------------------
Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a) Payment.  Payment in respect of a Dividend Equivalent Right may be
              -------
made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment.  Each Dividend Equivalent Right granted
              ---------------------
under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6  Terms and Conditions of Phantom Shares.  Phantom Shares shall entitle
          --------------------------------------
the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as Performance Share Awards.

          (a) Payment.  Payment in respect of Phantom Shares may be made by the
              -------
Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment.  Each Phantom Share granted under the Plan
              ---------------------
shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.7  Treatment of Awards Upon Termination of Employment.  Except as
          --------------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has terminated employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's termination of employment or such other factors as the Committee determines are relevant to its decision to continue the award.


                       SECTION 4  RESTRICTIONS ON STOCK

     4.1  Escrow of Shares.  Any certificates representing the shares of Stock
          ----------------
issued under the Plan shall be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2  Forfeiture of Shares.  Notwithstanding any vesting schedule set forth
          --------------------
in any Stock Incentive Agreement or Stock Incentive Program, in the event that the Committee determines that a Participant violated a noncompetition agreement as set forth in the Stock Incentive Agreement or Stock Incentive Program, all Stock Incentives and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

     4.3  Restrictions on Transfer.  The Participant shall not have the right
          ------------------------
to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program shall be void. The Company shall not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.


                         SECTION 5  GENERAL PROVISIONS

     5.1  Withholding.  The Company shall deduct from all cash distributions
          -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2  Changes in Capitalization; Merger; Liquidation.
          ---------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this
Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but shall not otherwise diminish the then value of the Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3  Cash Awards.  The Committee may, at any time and in its discretion,
          -----------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4  Compliance with Code.  All incentive stock options to be granted
          --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder shall be construed in such manner as to effectuate that intent.

     5.5  Right to Terminate Employment.  Nothing in the Plan or in any Stock
          -----------------------------
Incentive shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment at any time.

     5.6  Non-alienation of Benefits.  Other than as specifically provided with
          --------------------------
regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7  Listing and Legal Compliance.  The Committee may suspend the exercise
          ----------------------------
or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     5.8  Termination and Amendment of the Plan.  The Board of Directors at any
          -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9  Stockholder Approval.  The Plan shall be submitted to the stockholders
          --------------------
of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder shall be void.

     5.10 Choice of Law.  The laws of the State of Delaware shall govern the
          -------------
Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     5.11 Effective Date of Plan.  The Plan shall become effective upon the
          ----------------------
date the Plan is approved by the stockholders of the Company.


                                       NEW GRANCARE, INC.

                                       By: /s/ Evrett W. Benton
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

ATTEST:

/s/ M. Henry Day, Jr.
---------------------------------------

Title: Assistant Secretary
       --------------------------------

[CORPORATE SEAL]